Exhibit 99.1

For Information, contact:

Craig Dynes

Chief Financial Officer

617-866-6020

CDynes@pega.com

Pegasystems Announces Expected Record Revenue and

Change in Sales Management

Strong License Signings Achieved Despite Economic Climate;

Senior Vice President of Sales to Leave

CAMBRIDGE, Mass., October 17, 2008 – Pegasystems Inc. (NASDAQ: PEGA), the leader in Business Process Management (BPM) software, today announced that it expects revenue for the 2008 third quarter to exceed its previous quarterly record of $51.1 million. This will yield record revenue of over $150.7 million for the Company’s nine month results ended September 30, 2008.

“We are very pleased to have experienced strong license signings during a quarter of unprecedented economic upheaval. Customers are continuing to expand the use of our Build for Change® technology to reduce operating costs and provide better customer service. Customer interest is further demonstrated by a 35% year-over-year increase in customer registrations for our imminent PegaWORLD annual user conference,” said Alan Trefler, Pegasystems’ chairman and CEO.

The Company also announced that Edward Hughes, Senior Vice President, Global Sales, is leaving the Company. “Edward is clearly leaving Pegasystems on a high note, and we wish him the greatest success in the future,” added Trefler.

Pegasystems expects to announce full Third Quarter financial results on November 10, 2008 with a conference call to follow on November 11, 2008.

Forward-Looking Statements

Certain statements contained in this press release may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “project,” “expect,” “plan,” “intend,” “believe,” “estimate,” “target,” “forecasting,” “could” and similar expressions, among others, identify forward-looking statements, which speak only as of the date the statement was made. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause the Company’s actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties include, without limitation, variation in demand and the difficulty in predicting the completion of product acceptance and other factors affecting the timing of our license revenue recognition, the level of term license renewals, our ability to develop new products and evolve existing ones, the impact on our business of the recent credit market turmoil and of the ongoing consolidation in the financial services and healthcare markets, our ability to attract and retain key personnel, reliance on key third party relationships and management of the Company’s growth. Further information regarding these and other factors which could cause the Company’s actual results to differ materially from any forward-looking statements contained in this press release is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and other recent filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release represent the Company’s views as of October 17, 2008. Investors are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved. Although subsequent events may cause the Company’s view to change, the Company does not undertake and specifically disclaims any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events or otherwise. The statements should therefore not be relied upon as representing the Company’s view as of any date subsequent to October 17, 2008.

About Pegasystems

Pegasystems (NASDAQ: PEGA), the leader in Business Process Management, provides software to drive revenue growth, productivity and agility for the world’s most sophisticated organizations. Customers use our award-winning SmartBPM® suite to improve customer service, reach new markets and boost operational effectiveness.

Our patented SmartBPM technology makes enterprise applications easy to build and change by directly capturing business objectives and eliminating manual programming. SmartBPM unifies business rules and processes into composite applications that leverage existing systems — empowering businesspeople and IT staff to Build for Change®, deliver value quickly and outperform their competitors.

Pegasystems’ suite is complemented by best-practice frameworks designed for leaders in financial services, insurance, healthcare, government, life sciences, communications, manufacturing and other industries.

Headquartered in Cambridge, MA, Pegasystems has offices in North America, Europe and Asia. Visit us at www.pega.com.

All trademarks are the property of their respective owners.

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